Exhibit 10.5
                                 PROMISSORY NOTE

$ 50,000.00

Date: August 15, 2003
Albuquerque, New Mexico

     Payable as noted below, waiving notice, protest and suit, the undersigned (hereinafter referred to collectively as "maker"), for value received, promises to pay to the order of John E. Doherty, plus simple interest upon the unpaid balance at the rate of five percent (5.0%) per annum from the date hereof until paid in full, and if the same is not paid when due, maker promises to pay all costs of collection, including reasonable attorneys' fees, if suit be brought on this note, or if attorneys are employed to collect the same.

     This note is payable on written demand delivered to maker. The maker shall have the right to prepay all or any part of the unpaid principal balance at any time without penalty. All payments shall be first applied to interest and the balance to principal.

     If maker is in default of a demand payment after 3 days of written demand, the holder of the note shall give the maker notice by certified mail, return receipt requested, of such default and if the same is not paid within ten (10) days of mailing of such notice, the holder may accelerate the maturity of the entire unpaid principal balance and accrued interest.

     If a payment is not made on or before 13 days of written demand (i. e., and within the demand period and the grace period of ten (10) days thereafter), then a late charge of ten percent (10%) of the demand payment shall be added thereto and shall be payable to the holder of this note.

                                               Protalex, Inc.


                                               By: Don Dean
                                                   -------------------
                                                   Don Dean, Treasurer

                                 PROMISSORY NOTE

$ 50,000.00

Date: August 15, 2003
Albuquerque, New Mexico

     Payable as noted below, waiving notice, protest and suit, the undersigned (hereinafter referred to collectively as "maker"), for value received, promises to pay to the order of Steven H. Kane, plus simple interest upon the unpaid balance at the rate of five percent (5.0%) per annum from the date hereof until paid in full, and if the same is not paid when due, maker promises to pay all costs of collection, including reasonable attorneys' fees, if suit be brought on this note, or if attorneys are employed to collect the same.

     This note is payable on written demand delivered to maker. The maker shall have the right to prepay all or any part of the unpaid principal balance at any time without penalty. All payments shall be first applied to interest and the balance to principal.

     If maker is in default of a demand payment after 3 days of written demand, the holder of the note shall give the maker notice by certified mail, return receipt requested, of such default and if the same is not paid within ten (10) days of mailing of such notice, the holder may accelerate the maturity of the entire unpaid principal balance and accrued interest.

     If a payment is not made on or before 13 days of written demand (i. e., and within the demand period and the grace period of ten (10) days thereafter), then a late charge of ten percent (10%) of the demand payment shall be added thereto and shall be payable to the holder of this note.

                                               Protalex, Inc.


                                               By: Don Dean
                                                   -------------------
                                                   Don Dean, Treasurer